EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the annual report on Form 10-K of Quality Systems, Inc. (the "Company") for the quarterly period ended March 31, 2004 (the "Report"), the undersigned hereby certify in their capacities as Chief Executive Officer and Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2.    the  information  contained  in  the  Report  fairly   presents,  in
all material respects, the financial condition and results of operations of the Company.

Dated: June 3 , 2005            By:/s/ LOUIS SILVERMAN
                                   ---------------------------------------------
                                   Louis Silverman
                                   Chief Executive Officer (principal executive
                                   officer)


Dated: June 3, 2005             By:/s/ PAUL HOLT
                                   ---------------------------------------------
                                   Paul Holt
                                   Chief Financial Officer (principal financial
                                   officer)

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.